UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2018

Endocyte, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35050	35-1969-140
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Kent Avenue, Suite A1-100, West Lafayette, Indiana	47906
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	765-463-7175

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition.

On May 9, 2018, Endocyte, Inc. (the “Company”) announced its results of operations for the three months ended March 31, 2018. A copy of the Company’s earnings release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 and in Item 9.01 of this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and in Item 9.01 of this Current Report (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2018 annual meeting of stockholders on May 3, 2018. The Company’s stockholders took the following actions on the business items which were set forth in the notice for the meeting:

Proposal 1 – Election of Directors: elected three (3) directors for three-year terms ending at the 2021 annual meeting of stockholders;

Proposal 2 – Ratification of Independent Registered Public Accounting Firm: ratified the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018;

Proposal 3 – Advisory Vote on Executive Compensation (“Say-on-Pay”): approved the compensation of the Named Executive Officers.

The vote tabulation for each proposal is as follows:

Proposal 1 – Election of Directors

Nominee	For	Withhold	Broker Non-Votes
Patrick Machado	36,471,268	83,550	13,199,282
Lesley Russell	36,470,775	84,043	13,199,282
Dawn Svoronos	36,465,278	89,540	13,199,282

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
49,455,655	45,402	253,043	0

Proposal 3 – Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
36,268,657	129,907	156,254	13,199,282

ITEM 9.01 Financial Statements and Exhibits.

A copy of the Company’s earnings release is furnished, but not filed, as Exhibit 99.1 hereto.

(d)         Exhibits

Exhibit Index

Exhibit No.	Description
99.1	Press release issued on May 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endocyte, Inc.

May 9, 2018	By:	/s/ Beth A. Taylor
Name: Beth A. Taylor
Title: Vice President of Finance and Chief Accounting Officer